UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2021

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 29, 2021, beginning at approximately 2:30 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2022 (the fiscal quarter ended August 31, 2021).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s three months ended August 31, 2021 and August 31, 2020 and the trailing twelve months ended August 31, 2021.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, incremental expenses related to Nikola gains, and (gains) loss on investment in Nikola (each pre-tax) to/from EBITDA.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the three months ended August 31, 2021 and August 31, 2020 and the trailing twelve months ended August 31, 2021, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2022	2021	2021	2021	2021

Net earnings (loss) attributable to controlling interest	$132,491	$113,555	$67,609	$(74,044)	$616,675
Impairment of long-lived assets (pre-tax) [1]	-	-	-	3,815	9,924
Restructuring and other (income) expense, net (pre-tax) [1]	(6,328)	18,402	28,212	7,455	1,732
Incremental expenses related to Nikola gains (pre-tax)	-	(2,676)	(781)	4,570	49,511
(Gains) loss on investment in Nikola (pre-tax)	-	-	(2,740)	143,780	(796,141)
Interest expense	7,718	7,650	7,558	7,548	7,590
Income tax expense (benefit)	40,150	27,449	4,485	(19,445)	163,778
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$174,031	$164,380	$104,343	$73,679	$53,069
Depreciation and amortization	22,064	21,990	21,893	21,560	22,211
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$196,095	$186,370	$126,236	$95,239	$75,280

Trailing twelve months adjusted EBITDA [1]	$603,940

[1] Excludes the impact of the noncontrolling interest.

Additional non-GAAP financial measures referred to by management on the conference call, including reconciliations to the most comparable GAAP measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on September 29, 2021.  Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on September 29, 2021 (the “Financial News Release”) reporting results for the three-month period ended August 31, 2021 (the fiscal 2022 first quarter).  The Financial News Release was made available on the Registrant’s website during the conference call and remains available on the Registrant’s website.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 29, 2021, the Registrant held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) via live webcast and shareholders were able to participate, vote and submit questions during the meeting.  At the close of business on August 2, 2021, the record date for the 2021 Annual Meeting, there were a total of 51,586,516 Common Shares of the Registrant outstanding and entitled to vote.  At the 2021 Annual Meeting, the holders of 46,303,641 (over 89%) of the Company’s Common Shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the 2021 Annual Meeting were as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
John B. Blystone	36,699,662	3,213,275	6,390,704
Mark C. Davis	25,026,451	14,866,466	6,390,704
Sidney A. Ribeau	31,812,925	8,100,012	6,390,704

At the 2021 Annual Meeting, each of John B. Blystone, Mark C. Davis and Sidney A. Ribeau was elected as a director of the Registrant for a three-year term, expiring at the 2024 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2022 Annual Meeting of Shareholders are: Kerrii B. Anderson, David P. Blom, John P. McConnell and Mary Schiavo.

The directors of the Registrant whose terms of office continue until the 2023 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

Proposal 2 — Advisory Vote to Approve Executive Compensation (Approval of advisory resolution on executive compensation)

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,905,357	860,042	147,538	6,390,704

At the 2021 Annual Meeting, the shareholders of the Registrant approved the advisory resolution on executive compensation.

Proposal 3 — Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending May 31, 2022

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,816,584	407,532	79,525	0

At the 2021 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2022.

Proposal 4 — Vote on a shareholder proposal requesting specific reporting related to the Registrant’s climate policy

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,204,629	23,398,500	309,808	6,390,704

At the 2021 Annual Meeting, the shareholder proposal requesting specific reporting related to the Registrant’s climate policy failed to obtain the requisite votes for approval.

Item 8.01.  Other Events.

On September 29, 2021, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.28 per share in respect of the Registrant’s Common Shares.  The dividend was declared on September 29, 2021 and is payable on December 29, 2021 to shareholders of record at the close of business on December 15, 2021.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2022 (Fiscal Quarter ended August 31, 2021), held on September 29, 2021
99.2	News Release issued by Worthington Industries, Inc. on September 29, 2021 reporting declaration of quarterly cash dividend
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 4, 2021	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President – General Counsel and Secretary